Exhibit 99.1

VERITEX HOLDINGS, INC. COMPLETES ACQUISITION OF GREEN BANK AND IS NOW ONE OF THE 10 LARGEST BANKS HEADQUARTERED IN TEXAS

Dallas, TX - January 1, 2019 - Veritex Holdings, Inc. (NASDAQ: VBTX) (“Veritex” or “the Company”), the holding company for Veritex Community Bank, completed its acquisition of Houston-based Green Bancorp, Inc., the holding company for Green Bank, on January 1, 2019. This is Veritex’s seventh acquisition in its eight-year history, making it one of the ten largest banks headquartered in Texas. Veritex Bank now has 43 full-service branch locations in Texas, with a concentration in the DFW and Houston metroplexes.

Green Bancorp reported total assets of $4.4 billion, total deposits of $3.4 billion, and total equity capital of $490.2 million, as of the end of the third quarter of 2018. The combined company will have approximately $8 billion in assets.

“Our vision for Veritex Community Bank is to continue to build the highest quality community-focused business bank in Texas. The acquisition of Green aligns with our vision to acquire highly-profitable, quality Texas banks with talented management teams,” said Veritex Chairman and Chief Executive Officer C. Malcolm Holland. “This acquisition more than doubles our size in terms of employees, assets and branch locations, and enhances our value proposition to be the bank of choice for businesses in our markets.”

About Veritex Holdings, Inc.
Veritex Community Bank is a mid-sized community bank serving its customers with a full suite of banking products and services. Veritex bank has total assets of approximately $8 billion. Veritex bank specializes in providing depository and credit services to retail and small- to mid-size businesses. The name “Veritex” is derived from the Latin word “veritas,” meaning truth, and “Texas.” Veritex bank was founded in 2010 and now has 43 branches located in Dallas, Fort Worth, Austin, Honey Grove and Houston and one located in Louisville, KY.

For more information, visit www.veritexbank.com

Media Contact:
LaVonda Renfro
972-349-6200
lrenfro@veritexbank.com

Investor Relations:
Susan Caudle
972-349-6132
scaudle@veritexbank.com

Forward-Looking Statements

This press release includes “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on various facts and derived utilizing important assumptions, current expectations, estimates and projections and are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements include, without limitation, statements relating to the impact Veritex expects its acquisition of Green Bancorp to have on Veritex’s operations, financial condition, and financial results, and Veritex’s expectations about its ability to successfully integrate the combined businesses and the amount of cost savings and overall operational efficiencies Veritex expects to realize as a result of the acquisition. Forward-looking statements may also include statements about Veritex’s future financial performance, business and growth strategy, projected plans and objectives, as well as other projections based on macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing. Further, certain factors that could affect future results and cause actual results to differ materially from those expressed in the forward-looking statements include, but are not limited to, the possibility that the businesses of Veritex and Green

Exhibit 99.1

will not be integrated successfully, that the cost savings and any synergies from the acquisition may not be fully realized or may take longer to realize than expected, disruption from the acquisition making it more difficult to maintain relationships with employees, customers or other parties with whom Veritex has (or Green had) business relationships, diversion of management time on integration-related issues, the reaction to the transaction of the companies’ customers, employees and counterparties and other factors, many of which are beyond the control of Veritex. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Veritex’s Annual Report on Form 10-K for the year ended December 31, 2017 and any updates to those risk factors set forth in Veritex’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings, which have been filed with the SEC and are available on the SEC’s website at www.sec.gov. If one or more events related to these or other risks or uncertainties materialize, or if Veritex’s underlying assumptions prove to be incorrect, actual results may differ materially from what Veritex anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. Veritex does not undertake any obligation, and specifically declines any obligation, to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by the cautionary statements contained or referred to herein.